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                      (SEC FILE NOS. 033-36962 / 811-06175)


                               ECLIPSE FUNDS INC.

                     ECLIPSE INTERNATIONAL BROAD MARKET FUND
                       (formerly Eclipse EAFE Index Fund)

                           Prospectus Supplement dated
                   September 16, 2002 to the Prospectus dated
                    March 1, 2002 as revised on July 1, 2002

1.       INVESTMENT PROCESS

The description of the Investment Process of the Eclipse International Broad Market Fund that appears on page 74 of the Prospectus is hereby amended and restated in its entirety as follows:

         INVESTMENT PROCESS

         NYLIM, the Fund's Manager, relies on quantitative analysis in order to select a diversified portfolio of mid- and large-capitalization stocks in industry groups that it believes have the potential for above-average growth or have been overlooked by the marketplace so that they are undervalued relative to other industry groups in the market. The Manager may also identify stocks within an industry group, based on analysis of fundamental economic, market and industry factors that the Manager believes are likely to perform well within their group. Among the factors on which these decisions will be based are such things as governmental economic policies affecting inflation and short-term interest rates as well as factors affecting an industry, such as changes in the regulatory or political environment, as well as changes and relative levels of financial factors such as earnings, dividends, cashflow, leverage and other relevant considerations.

         The Manager attempts to add value to the Fund's investment portfolio by allocating the Fund's assets among various industry groups based on forecasts of expected rates of return and risk. The Manager uses a factor-based quantitative model to derive its forecasts of return and risk. The model evaluates certain specified variables that measure economic and market factors, including macro-economic variables, government economic policies affecting inflation and short-term interest rates, valuation analysis of dividends, book-to-price and price-to-earnings ratios and other technical factors.

         As part of its investment strategy, the Fund may engage in currency hedging to preserve the U.S. dollar-value of the Fund's investments. The Fund may buy and sell currency on a spot basis and enter into foreign currency forward contracts, or

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         acquire other currency instruments, including options, for hedging purposes or to increase the Fund's total return.

         The Manager may sell a security if it no longer believes that the security will contribute to meeting the Fund's investment objective. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, the condition of currency markets, and changes in the condition and outlook in the issuer's industry or country.


2.       DESCRIPTION OF MSCI EAFE INDEX

The description of the MSCI EAFE Index that appears in the sidebar on page 74 of the Prospectus and in footnote 3 to the Average Annual Total Return table on page 76 of the Prospectus is hereby amended as follows:

         THE MSCI EAFE INDEX is an arithmetic, market value-weighted index that, as of the date of this Prospectus, measures the performance of approximately 1,000 securities listed on the stock exchanges of 21 countries of Europe, Australasia and the Far East.